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D E L L S P E C I A L C O M M I T T E E I N V E S T O R P R E S E N T A T I O N June 2013

Presentation to Dell’s investors Alex Mandl (Chairman), Former President, COO & CFO of AT&T Laura Conigliaro, Retired Partner of Goldman Sachs Janet Clark, EVP & CFO of Marathon Oil Ken Duberstein, Chairman & CEO of The Duberstein Group Special Committee Debevoise & Plimpton LLP Morris, Nichols, Arsht & Tunnell LLP Legal counsel J.P. Morgan Evercore Partners Financial advisors MacKenzie Partners Proxy solicitor Boston Consulting Group Management consultant 1

Agenda Transaction process 3 Perspectives on Dell today Overview of financial forecasts 21 12 Evaluation of strategic alternatives 29 2

Process led by experienced and independent Special Committee Ken Duberstein Director Chairman & CEO of The Duberstein Group Other experience Former White House Chief of Staff (Reagan) Lead Director, The Boeing Company Chairman, Governance Committee, The Travelers Companies Former Presiding Director, ConocoPhillips Janet Clark Director EVP & CFO of Marathon Oil Other experience SVP & CFO of Nuevo Energy EVP of Santa Fe Snyder Investment banker at The First Boston Corporation Director of four nonprofit organizations Laura Conigliaro Director Retired Partner of Goldman Sachs Other experience Co-Director of Goldman Sachs Americas Equity Research Covered computer systems sector as Technology Equity Research business leader Director of Infoblox, Arista Networks and Genpact Alex Mandl Chairman of Special Committee Former President, COO & CFO of AT&T Other experience Chairman of Gemalto President & CEO of Gemplus Former director of Pfizer, Visteon Corp., Hewett Associates, AT&T, General Instrument Corp. and Warner Lambert The Special Committee consists of independent directors with deep experience and functional expertise across the technology sector and M&A, advised by leading independent legal, financial and strategic advisors 3

Ross Perot Jr. Director Chairman, Hillwood Other experience Founder, Perot Systems (acquired by Dell in 2009) Chairman, Air Force Memorial Foundation Chairman, Governor’s Task Force

for Economic Growth Independent directors unanimously approved transaction James Breyer1 Director Partner, Accel Partners Other experience McKinsey & Company Product marketing and management at Apple Computers and Hewlett- Packard Lead Independent Director, Wal-Mart Stores Donald Carty Director Chairman, Virgin America Other experience Chairman & CEO of AMR and American Airlines CEO of CP Air National Infrastructure Advisory Council Current Director of Barrack Gold Corp., Hawaiian Holdings and Porter Air William Gray III Director Chairman, Gray Global Strategies Other experience Co-Chairman GrayLoefferler, LLC Chairman, The Amani Group CEO, The College Fund / UNCF Congressman, US House of Representatives, 1979- 1991 Gerard Kleisterlee Director President & CEO, Royall Philips Electronics Other experience CEO, Philips’ Components Division President, Philips Taiwan MD, Philips Display Components Member of Asia Business Council and Dutch Innovation Platform Klaus Luft Director Founder, Artedona AG Other experience Owner & President, MATCH – Market Access Services Vice Chairman & International Advisor, Goldman Sachs CEO, Nixdorf Computer Shantanu Narayen Director President & CEO, Adobe Other experience Key product research and development positions at Adobe Co-founder, Pictra Director of desktop and collaboration products at Silicon Graphics Apple Computer 4 1 James Breyer will not be seeking re-election as a director

Going private delivers highest value for Dell’s shareholders All cash offer at a significant, certain premium Comprehensive range of alternatives evaluated Shareholder friendly process and terms to ensure value was maximized Shifts all business and transaction risks to buyer group Avoids high risk of a levered recap and delivers superior value and certainty 5

Transaction highlights $13.65 per share in cash provides significant, immediate and certain premium 37% premium over 90 calendar day trading average and 25% premium over 1-day price1 Negotiations resulted in 6 price increases and $4 billion of additional value Rigorous process including robust go-shop In total, 21 strategic and 52 financial buyers participated Blackstone and Carl Icahn submitted preliminary proposals during go-shop process Blackstone terminated participation after rigorous diligence process Icahn did not follow through on his preliminary proposal Icahn and Southeastern submitted a letter on May 9th, and Icahn submitted a new letter on June 18th, each outlining alternative concepts Icahn and Southeastern have not provided requested details on financing terms, structure or remedies for failure to close for either alternative concept All cash transaction at significant premium given high and growing risks Increasingly negative trends in core PC markets Enterprise segment depends on core PC business Transformation faces execution and competitive challenges 6 1 Premiums based on unaffected price as of the last trading day (1/11/13) before rumors of a possible going-private transaction were first published Transaction transfers all risks and uncertainties of the business to the buyer group

Process was rigorous, objective and competitive Prior to signing, 3 leading financial sponsors conducted due diligence but 2 declined to submit firm offers, citing challenges in PC business Evercore retained as independent financial advisor to review process and run go-shop Aggressive go-shop, 70 parties participated and 2 indications of interest submitted (Blackstone and Icahn) Blackstone and Icahn provided access to management and diligence materials Icahn and Southeastern submitted a letter on May 9th, and Icahn submitted a new letter on June 18th, each outlining alternative concepts Michael Dell agreed to work in good faith with any bidder Special Committee’s consent required for Michael Dell’s agreement with any bidder Michael Dell agreed to vote at least pro rata for any superior proposal Transaction requires approval by holders of a majority of the unaffiliated shares1 Established favorable rules of engagement Highly competitive process including robust go-shop The Special Committee has met over 40 times since inception Considered broad range of strategic and financial alternatives Retained BCG to assist the Special Committee to evaluate strategic options Rigorous review of strategic alternatives 7 1 Unaffiliated shares represent shares not held by Michael Dell, management and related entities

$4 billion in additional value created…

Progression of Silver Lake bids (offer price per share) and key events



Represents Silver Lake bids
$12.16
$11.22
$12.70
$12.90
$13.25
$13.50
$13.60
$13.65
8/20/12 Special Committee formed
10/23/12 Initial bids (Sponsor B bids $12.00 - $13.00)
Late Oct BCG hired
12/4/12 Sponsor B declines to bid
12/11-12/23/12 Sponsor C enters process but declines to bid
2/5/13 Announces transaction at offer price of $13.65
2/5/13 Go-shop begins
3/22/13 Active go-shop ends; Icahn and Blackstone submit proposals
4/18/13 Blackstone drops out of process
5/9/13 Icahn / Southeastern submit letter outlining recap concept
5/13/13 Special Committee requests additional information from Icahn / Southeastern
6/18/13 Icahn submits letter outlining tender offer concept
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June '13
Dell share price:
10/22/12 (Pre-initial bids) $9.59
11/30/12 (Pre-GS report)¹ $9.64
1/11/13 (Unaffected)² $10.88

[1] Represents day prior to Goldman Sachs Research report on possible Dell going-private transaction
[2] Unaffected based on the last trading day before rumors of a possible going-private transaction were first published

8

… despite deteriorating financial outlook

Progression of FY14 Street consensus EPS estimates



Street consensus estimates
8/21/12 (Q2 FY13 earnings)
11/15/12 (Q3 FY13 earnings)
2/19/13 (Q4 FY13 earnings)
5/16/13 (Q1 FY14 earnings)
$2.02
$1.81
$1.79
$1.78
$1.67
$1.67
2/5/13
Transaction announced
$1.66
$1.59
$1.57
$1.54
% Δ since Aug 2012: (50%)
$1.00 (Current estimate)
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June '13

50% decrease in FY14 estimates since August 2012

Source: ThomsonOne; Current estimate as of 6/21/13

9

Attractive premium to trading multiple

- **$13.65/share represents 5.4x Final FY14 Board Case EBITDA**
  - 63% premium to next twelve months ("NTM") EBITDA multiple on 1/11/13, prior to deal rumors
  - 77% premium to average NTM EBITDA multiple since June 2012
- **Significantly exceeds Dell's multiples over the last year**

Enterprise value / next twelve months EBITDA[1]



7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Offer multiple (Last quarter annualized (LQA) 1Q FY14): 6.7x[2]
Offer multiple (Final FY14 Board Case): 5.4x[3]
Dell (Consensus EBITDA): 3.3x[4]
Actual period average: 3.0x

Source: Company filings; FactSet for next twelve months ("NTM") EBITDA
[1] Based on Street consensus estimates
[2] Based on last quarter annualized 1Q FY14 EBITDA of $2,892mm
[3] Based on Final FY14 Board Case EBITDA of $3,577mm
[4] Represents unaffected multiple based on the last trading day (1/11/13) before rumors of a possible going-private transaction were first published

10

Agenda Transaction process 3 Perspectives on Dell today 12 Overview of financial forecasts 21 Evaluation of strategic alternatives 29 11

Transition to “New Dell” depends on “Core Dell” performance 12 1 “Core Dell” includes mobility, desktops, thin client, third-party software and EUC-related peripherals as of Q1 FY14 2 “New Dell” includes servers, networking, storage, ESG-related peripherals, services and software as of Q1 FY14 “Core Dell“1 (Transactional) Characteristics Dell strategy End User Computing Declining demand Positive cash flow Global scale Strong brand Continue cash generation Mitigate volatility Fund & Pull-through “New Dell“2 (Solutions) Enterprise Solutions and Services Faster growth Expanding margins Higher recurring revenue Outpace market growth Invest organically & inorganically Leverage footprint Integrated offerings Global expansion

Services accounts for a majority of operating income

Dell Q1 FY14 performance



Revenue ($mm)
$16,000
$12,000
$8,000
$4,000
$0
$14,417[5]
$2,109
Services[1]
$8,920
EUC[2]
$3,093
ESG[3]
$295
Software[4]
Q1 FY14
Operating income ($mm)
$800
$600
$400
$200
$0
$645[6]
$370
Services[1]
$224
EUC[2]
$136
ESG[3]
($85)
Software[4]
Q1 FY14

Key observations / implications

- **Services is largest driver of operating income**
  - ~15% of revenue but over 55% of margin
- **Large portion of Services is tied to Support and Deployment**
  - Represents ~57% of Services revenue
  - Headwinds in PC and Servers will impact Support and Deployment
- **ESG and Software face integration and other competitive risks**
  - Commoditization in servers
  - Emerging player in software
  - Weak position in growth segments (e.g., Cloud, SaaS)
- **EUC margins continue to be under pressure due to PC market fundamentals**

Source: Company filings (based on realigned global operating segments as of Q1 FY14)
[1] Services includes a broad range of IT and business services, including support and deployment, infrastructure, cloud and security, and applications and business process; [2] EUC includes mobility, desktops, thin client, third-party software and EUC-related peripherals; [3] ESG includes servers, networking, storage and ESG-related peripherals; [4] Software includes systems management, security and information management; [5] Includes ~$343mm in internal revenues; [6] Segment level operating income before unallocated corporate expenses of ~$55mm (total operating income of $590mm after corporate expenses)

13

Support and Deployment – an important driver of Dell’s profitability 14 Support and Deployment is an attractive business Primarily extended warranty, installation and configuration of PCs and servers Support and Deployment is tied to unit sales in both EUC and ESG In EUC, unit sales growth is under secular pressure In ESG, growth of Cloud represents a challenge Does drive unit sales (although at lower margins) However, pressures Support and Deployment as Cloud providers typically manage equipment in-house with less appetite for external support

"New Dell" faces integration and competitive risks

Key observations

- Modest revenue contribution from acquisitions despite $13bn[1] spend
- Remains emerging player in software and services with ~1% share
- Weak position in key growth segments: Cloud, SaaS
- Risk of commoditization and profit erosion in x86 servers, partly driven by multiple threats from Cloud

Scale of R&D less than competitors

Storage segment share


Others
16.4%
Dell
7.2%
EMC
33.4%
HP
8.8%
Hitachi
Data
Systems
9.6%
NetApp
11.3%
IBM
13.3%

(Gartner: 2012)

Networking segment share


Dell
1.9%
Others
17.2%
Cisco
62.3%
Huawei
2.0%
Brocade
2.1%
Juniper
2.6%
Alcatel-
Lucent
2.9%
HP
9.1%

(IDC: 2012)

R&D / % of sales[2]

($ in millions)


5%[3]
$1,072
2%
$3,399
3%
$6,302
6%
$4,523
12%
12%
$2,560
14%
$904
$5,488
12%
Dell
HPQ
IBM
ORCL
EMC
NTAP
CSCO

Server (x86) segment share


Others
16.4%
Oracle
3.0%
HP
34.3%
Fujitsu
3.6%
Cisco
4.5%
IBM
16.0%
Dell
22.2%

(IDC: 2012)

Source: Company filings, FactSet, Gartner, IDC
Note: "New Dell" includes servers, networking, storage, ESG-related peripherals, services and software as of Q1 FY14
[1] Acquisitions include AppAssure, Boomi, Clerity, Compellent, DFS Canada, EqualLogic, Exanet, Force10, InSiteOne, Kace, Make, Ocarina, Perot, Quest, RNA Networks, Scalent, SecureWorks, SonicWALL and Wyse
[2] Based on latest reported fiscal year
[3] Dell R&D for ESG is ~5% of ESG sales

15

(CHART) PC market fundamentals are deteriorating rapidly 16 Source: IDC, Gartner, Morgan Stanley, Barclays 1 Based on preliminary IDC estimates 2 Represents 2012-15E CAGR 3 Based on IDC data PC competition intensifying PC market outlook continues to deteriorate 38% decrease in IDC ‘16E shipment forecasts PCs Worldwide shipments (mm) IDC estimates 2005-11A CAGR Historical: 9.7% 2012-16E CAGR 7.4% 8.4% 4.3% 1.7% Gartner: 0.5% Morgan Stanley2: (1.9%) Barclays: (6.7%) Asian vendors becoming increasingly aggressive, competing with operating margins in low single digits and gaining share Dell’s share declined to 11.1% in FY13 from 15.0% in FY08 Emerging threats from new competitors and alternative mobile devices PC shipments declined 13% YoY in Q1 2013, the largest drop in ~20 years3 Other sources: 2012-16E CAGR (~1.5%)1

PC profit pools shifting to segments where Dell is weak

Tablets expected to continue to cannibalize PC profit pools[1]

		FY12		FY17
Dell strength	PCs:	$38bn	~(7%) CAGR	$26bn
Dell weakness	Tablets:	$8bn	~30% CAGR	$30bn

PC profit pools shifting to lower margin value segment[1]

		FY12		FY17
Dell strength	Std / Prem:	$34bn	~(9%) CAGR	$21bn
Dell weakness	Value:	$4bn	~4% CAGR	$5bn

Total profit pool = $38bn | **Total profit pool = $26bn**

Dell's build-to-order model less suited for value segments

Source: BCG
Note: Represents Dell's fiscal years
[1] Profit pool represents weighted average gross profit for each segment multiplied by the total units sold in each segment (Premium: $800+; Standard: $500-$799; Value: <$500)

17

“Core Dell” and “New Dell” closely linked “Core Dell” is critical to the transformation of “New Dell” Revenue absorbs significant overhead ($38bn1 in “Core Dell” revenue) Provides procurement scale “Core Dell” drives “New Dell” as a majority of Support and Deployment, a highly profitable cash flow stream, relies on the sale of PCs Cash flow has fueled “New Dell” acquisitions “New Dell” business faces risks Product integration into solutions is in very early stages Sales force integration is limited to date Largest customers are either “Core Dell” or “New Dell” customers with limited cross-selling Cloud represents a substantial threat The speed of transformation is critical “Core Dell,” including attached Support and Deployment, represents a substantial majority of operating income, which is projected by BCG to decline between 8-15% per year “New Dell” operating income is projected by BCG to grow 5-8% per year Dell’s rate of transformation is being outpaced by the rapid market shift to Cloud 18 Source: BCG 1 Includes desktop, mobility and third-party software and peripherals revenue in FY13

Trading multiples pressured by dependence on PC revenue

Revenue mix trend



"New Dell"
"Core Dell"
19 acquisitions totaling $13bn[1]
77%
23%
66%
34%
FY08
FY13

	FY08	FY13
Total revenue	$61bn	$57bn
NTM[2] EV / EBITDA	6.4x	3.3x[3]
NTM[2] P / E	12.9x	6.6x[3]

Dell has suffered severe multiple contraction during the continuing transition

Source: Company filings; FactSet
Note: Fiscal year ended January; "New Dell" includes servers, networking, storage, services and software as of FY13; "Core Dell" includes mobility, desktop, third-party software and peripherals as of FY13
[1] Acquisitions include AppAssure, Boomi, Clerity, Compellent, DFS Canada, EqualLogic, Exanet, Force10, InSiteOne, Kace, Make, Ocarina, Perot, Quest, RNA Networks, Scalent, SecureWorks, SonicWALL and Wyse
[2] NTM represents next twelve months
[3] FY13 NTM metrics based on Dell's unaffected price and enterprise value as of 1/11/13 and Street consensus estimates as of 2/1/13, prior to the announcement of the transaction

19

Agenda Transaction process Perspectives on Dell today Evolution of financial forecasts 21 3 12 Evaluation of strategic alternatives 29 20

Free cash flow (CHART) (43%) % mgn: 8.4% 5.2% Continued deterioration of Dell’s financial performance 21 Key metrics ($ in billions, except per share data) Revenue (CHART) (8%) Operating income1 (CHART) (28%) % mgn: 8.2% 6.4% Source: Company filings 1 Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY12 and Q2 FY13 from vendor settlements 2 Based on $0.2bn net interest expense, 21% tax rate and 1,740mm weighted average shares outstanding Final FY14 Board Case LQA 1Q FY14 Final FY14 Board Case LQA 1Q FY14 EPS1 (CHART) (25%) Final FY14 Board Case2 LQA 1Q FY14

Forecasting has been poor in a challenging environment 22 Source: Company filings; Dell management plan 1 Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY12 and Q2 FY13 from vendor settlements 1 Quarterly revenue and EPS performance Revenue: Dell has missed 7 out of the last 9 quarters vs. Board plan EPS: Dell has missed 4 of the last 5 quarters vs. Board plan Revenue EPS 1 1

Internal forecasts have been steadily revised downwards $2.27 $2.50 1.70 1.84 1.59 $5.2 $63.0 $5.6 $66.0 4.2 59.9 4.0 57.5 3.7 (7%) (12%) (14%) ~2 mo. ~4 mo. (9%) (25%) (26%) (9%) (23%) (25%) 56.0 3 weeks after approving plan, Dell significantly missed Q2 and revised EPS guidance down 25% (14%) (46%) (50%) Cumulative change since July 2012: ~8 mo. 1.58 3.7 (1%) (9% ) (7%) 56.9 FY13 Actual1 3.0 1% (19%) (21%) ~2 mo. 56.5 1.252 FY14 EPS Op. Inc. ($bn) Revenue ($bn) EPS Op. Inc. ($bn) Revenue ($bn) FY13 Time frame Scenario Source: Company filings; Dell management for plan 1 Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY13 from vendor settlements 2 Based on $0.2bn net interest expense, 21% tax rate and 1,740mm weighted average shares outstanding 23 (10%) (30%) (31%) July Plan 9/21 Case Preliminary FY14 Board Case (1/18/13) Final FY14 Board Case (3/13/13)

BCG retained to evaluate business and options During the fall of 2012, the Special Committee sought input from BCG to independently assess risks and opportunities Full access to Dell senior management team and Company information Scope of BCG work included: Future of the PC business Prospects for Dell’s transformation Strategy of each business segment Financial cases to model various sensitivities around management’s aspirational cost savings target of $3.3bn1 – Two cost savings realization cases evaluated that translated to 25% and 75% of the aspirational

$3.3bn – Categories of costs have been identified for 25% case but not 75% case – Savings assumed phased in over 3 years 24 Source: BCG 1 Based on Dell management’s estimated cost savings by FY16 for its fully implemented productivity cost takeout

BCG validated business performance challenges Market shift to value segments / tablets, where Dell has limited presence Slow enterprise transformation with acquisitions performing below expectations BCG created a “base case” forecast for Dell, grounded in external market dynamics Combined market revenue of PCs and tablets growing at 4% per year Tablets growing rapidly and market shifting from premium to value PCs Other Dell business segments growing organically in line with the market Lower revenue and operating income relative to management forecast BCG identified opportunities for 25% Case Organizational de-layering Simplification and labor and transport savings from building-to-stock Market performance tracking BCG’s expectations, but no net cost reduction opportunities have been realized 25 Source: BCG

Dell significantly underperforming BCG forecasts 26 Source: Dell management, BCG forecasts, Wall Street estimates as of 6/21/13 1 1Q FY14 operating income of $590mm annualized (CHART) BCG 25% Case: (0.2%) FY13 – FY17E CAGR BCG 75% Case: 9.3% $3.9 $3.9 1 Operating income ($ in billions) BCG Base Case: (6.2%) $3.9

Margin pressure trend continues in Q1 FY14 27 Source: Dell management, FactSet Note: Dell fiscal year ended January 1 Free cash flow defined as cash flow from operations less capital expenditures less change in financing receivables Non-GAAP Q1 FY14 results ($ in billions, except per share data) Key observations Revenue above Street consensus ESG revenue up 10% YoY BRIC and China revenue down 17% and 24% YoY, respectively Gross margin percentage at lowest point since Q3 FY11 Trailing 12 months free cash flow down 35% YoY 1

Agenda Transaction process Perspectives on Dell today Evolution of financial forecasts 21 3 12 Evaluation of strategic alternatives 29 28

Full range of strategic alternatives considered 29 Benefits Challenges Enhanced capital distribution Separation Regular dividend increase Levered recap (special dividend or buyback)

DFS EUC Utilize cash flow to increase dividend Dividend payers rewarded by market Constrained recurring domestic cash flow Diminishing marginal returns with yield increases Delivers upfront cash to shareholders Provides opportunity to share upside Significantly elevates risk given business outlook Weak public equity story and limited strategic flexibility Potentially unlocks leverage capacity for remaining businesses Ability to focus on core business vs. financing Potential competitive disadvantage to domestic OEM’s Significant time required and high complexity Remove revenue and margin volatility Improve financial stability Eliminate long-term secular pressure from PC industry Significant dis-synergies, especially with Support and Deployment, and disruption to remaining segments Limited cash flow to finance “New Dell” growth Significant time required and high complexity

Full range of strategic alternatives considered (cont’d) 30 Benefits Challenges We thoroughly evaluated all strategic alternatives and determined the $13.65 transaction is the most attractive alternative Transform- ative acquisitions Grow Enterprise, Software, and Services businesses in targeted areas Opportunity to improve growth and margin profile Limited number of targets of scale at reasonable valuations High interloper risk for key assets Sale to strategic Immediate value creation De-risks standalone plan Transaction size likely a deterrent Views validated by fact that no strategic buyer put forth a proposal

Summary of Icahn June 18th letter 31 Key unanswered questions Proposed financing details, including draft commitment letters Counterparty and commitment letter for proposed receivables sale Arrangements to provide necessary working capital and liquidity post closing Management team and operating plan Draft agreement not to tender shares Icahn / Southeastern shareholder agreement 1 Icahn’s nominations include Jonathan Christodoro, Harry Debes, Carl Icahn, Gary Meyers, Daniel Ninivaggi and Rajendra Singh; Southeastern’s nominations include Matthew Jones, Bernard Lanigan, Jr., Rahul Merchant, Peter van Oppen, Howard Silver and David Willmott Overview of Icahn June 18th letter Icahn asks that Dell commence a self-tender for $14.00 per share, prorated for capped available cash Implies ~$10.00 in cash per share (~72%) if all shares tender except Icahn and Southeastern Icahn and Southeastern will not tender their shares Icahn purchased ~72mm shares from Southeastern (~50% of shares owned) at $13.52 per share Together, they still own ~13% of total shares Total net funding of $15.6bn $7.5bn Dell cash $2.9bn net financing receivables proceeds (uncommitted) $5.2bn bridge loan (uncommitted) To elect a slate of directors at the next annual meeting to implement proposed tender offer1

Leveraged recap considerations 32 Elevated risks due to leverage Poor public-market equity story Highly levered Deteriorating cash flow metrics Few precedents Reduced float Value uncertainty Elevates Dell’s risk profile FY14E operating income has declined 46% since the July

Plan Potential adverse employee, vendor and customer perception Significantly weaker financial profile than key enterprise peers Weak financial position to complete transformation Dell will remain largely a PC company (~2/3 of revenues) Dramatically elevated risk profile and uncertainty for existing Dell shareholders

Liquidity deficiencies in Icahn June 18th letter 33 Note: All values shown as $ in billions; Assumes transaction date of 7/31/13; Assumes management cash ($13.3bn) and debt ($6.8bn) estimates as of 7/31/13 and diluted shares outstanding of 1,788 Icahn concept would only fund the equivalent of an ~$8 per share cash distribution, even if fully financed (CHART) Liquidity to fund Dell debt maturities through April 2014 $2.9bn potential funding shortfall Assumes funding from uncommitted bridge loan ($5.2bn), Dell cash and sale of receivables Additional liquidity equal to Silver Lake undrawn revolver at closing Equivalent to an $8.15 per share cash distribution if 87.5% of shares elect tender

34 Multiple expansion required is unrealistic Illustrative aggregate package value 1 Cash available per share calculated assuming 1,564mm shares elect to receive cash tender 2 Final FY14 Board Case EBITDA of $3,254mm, pro forma for loss of DFS income of $323mm 3 LQA Q1 FY14 EBITDA of $2,569mm, pro forma for loss of DFS income of $323mm 4 Unaffected multiples shown at stock price of $10.88 as of 1/11/13, unaffected before transaction rumors Break-even EV / EBITDA trading multiples for $13.65 aggregate value 6/18/13 Icahn letter Icahn adjusted for incremental liquidity needs Significant multiple expansion required to achieve $13.65 value parity in the face of deteriorating financial performance and high leverage Highly uncertain stub value Negative earnings / business trajectory makes multiple expansion less likely After adjusting for liquidity constraints, ~40% of the package value would have to come from stub equity Given high leverage, EBITDA multiple would be the primary valuation method

Icahn and Southeastern concepts lack credibility 35 Icahn has been inconsistent about per share cash to shareholders and aggregate cash proceeds March 22nd letter: $15.00 per share cash election merger ($15.65bn cap / ~58% of shares) May 9th letter: $12.00 per share cash election distribution ($17.3bn assumed limit / 80% of shares) June 18th letter: $14.00 per share self-tender offer ($15.6bn cap / ~62% of shares) To match $13.65 in cash, each of these alternatives depends on a public stub trading at an unrealistic expanded valuation multiple, in the face of declining performance and heightened leverage / risk Despite extensive due diligence over many months, Icahn has not secured committed financing for any of these schemes Further, the terms do not provide sufficient liquidity for the company to operate after the transaction Icahn has failed to provide any of the key provisions and mechanics of the May 9th or June 18th letter, as requested by the Special Committee Southeastern has openly opposed a transaction for $13.65, but then sold 72mm shares (~50% of shares owned) to Icahn for $13.52 per share On February 8th, Southeastern publicized an analysis claiming that Dell is worth almost $24.00 per share How can their rhetoric and actions be reconciled? The Special Committee stands ready to negotiate any proposal that is actionable and potentially superior, but Icahn and Southeastern positions have been inconsistent and their alternative concepts incomplete

Clear Channel highlights risks of levered stub equity

- Highfields, holder of a 5% stake in Clear Channel, opposed initial offers of $37.60/share and $39.00/share from Bain Capital and Thomas H. Lee Partners, which had no equity stub component
- In response to dissident shareholders, Clear Channel offered a public equity stub as part of the transaction (~5%)
- Transaction completed at **<u>$36.00</u>** (PF leverage of ~9x) and stock has declined ~73% since then

Stock price performance of outstanding stub ($)



$45
$30
$15
$0
Clear Channel Communications / CC Media Holdings
S&P 500
12%
Offer price: $36.00
(73%)
7/30/08: The acquisition of Clear Channel closes ($35.98)
1/29/07: Clear Channel discloses the proposed acquisition by Bain Capital and T.H. Lee Partners for $37.60
1/1/07
4/17/08
8/3/09
11/18/10
3/5/12
6/21/13

Similarities to Dell transaction

- Founder / sponsor deal
- Declining growth and negative industry trends
- Leverage levels significantly above peers following transaction
- Small float and lower liquidity for the stub

Source: Company filings, FactSet, SharkRepellent; Note: CC Media Holdings share price adjusted to Clear Channel basis

36

Dramatic underperformance for voted down transactions 37 Target stock price performance for voted down transactions (2005—2012) Source: FactSet, ISS Note: Includes transactions 2005 – 2012, U.S. target only Average 1-year and 2-year declines of 17% and 54%, respectively

Conclusion: transaction delivers highest value for shareholders 38 All cash offer at a significant, certain premium Comprehensive range of alternatives evaluated Shareholder friendly process and terms to ensure value was maximized Highest price available following exhaustive process Shifts all business and transaction risks to buyer group Avoids high risk of a levered recap and delivers superior value and certainty

Forward-looking statements 39 Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward- looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward- looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10^K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10^Q and 8^K filed with the SEC by the Company.

Additional information and where to find It 40 In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger. Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com. The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.